                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that he is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 2001-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of November, 2001.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Keith Anderson
                                            ----------------------------------
                                            Keith Anderson
                                            Senior Vice President and
                                            Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that he is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2001-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 2001 to October 31, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of November, 2001.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Keith Anderson
                                            ----------------------------------
                                            Keith Anderson
                                            Senior Vice President and
                                            Treasurer

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
                               MONTHLY REPORT:                     November 2001
                                                        Payment Date: 12/17/2001
                                                         Trust Account: 33395940
                                                   Cusip# 20847T BC4 BD2 BE0 BF7
                                                         BG5 BH3 BJ9 BK6 BL4 BM2

      1 Amount Available                                                                         $12,320,091.12
                                                                                                 --------------

      2 Servicing Fee    .50%                                                                    $   226,643.42
                                                                                                 --------------

      3 Trustee Fee                                                                              $         0.00
                                                                                                 --------------

      4 Unreimbursed Advances                                                                    $         0.00
                                                                                                 --------------

      5 Yield Maintenance / Cap Provider Fee                                                     $   124,000.00
        (for any Payment Date occurring in and including November 2001                           --------------
        through and including April 2004)

      6 (a)  WAC                                                                                      11.88521%
                                                                                                 --------------
        (b)  Net WAC                                                                                  11.38521%
                                                                                                 --------------

Interest

Class A and Class A-IO Certificates

      6 Current interest

        (a)  Class A-1a Pass-Through Rate (a floating rate per annum equal to the least of (i) one-month LIBOR plus 0.25% per annum or (ii) the
             Adjusted Net WAC Cap Rate and (iii) 15.00% per annum)                2.33000%
                                                                                  --------
        (b)  Class A-1a Interest                                                                 $   284,573.74
                                                                                                 --------------
        (c)  Class A-1b Pass-Through Rate (3.26%,

             or the Adjusted Net WAC Cap Rate, if less)                              3.26%
                                                                                     -----
        (d)  Class A-1b Interest                                                                 $   118,291.07
                                                                                                 --------------
        (e)  Class A-2 Pass-Through Rate (4.10%,
             or the Adjusted Net WAC Cap Rate, if less)                              4.10%
                                                                                     -----
        (f)  Class A-2 Interest                                                                  $   194,750.00
                                                                                                 --------------
        (g)  Class A-3 Pass-Through Rate (4.67%,
             or the Adjusted Net WAC Cap Rate, if less)                              4.67%
                                                                                     -----
        (h)  Class A-3 Interest                                                                  $   373,600.00
                                                                                                 --------------
        (i)  Class A-4 Pass-Through Rate (5.53% * ,
             or the Adjusted Net WAC Cap Rate, if less)                              5.53%
                                                                                     -----
        (j)  Class A-4 Interest                                                                  $   228,112.50
                                                                                                 --------------
        (k)  Class A-5 Pass-Through Rate (6.19% * ,
             or the Adjusted Net WAC Cap Rate, if less)                              6.19%
                                                                                     -----
        (l)  Class A-5 Interest                                                                  $   317,237.50
                                                                                                 --------------
        (m)  Class A-IO Pass-Through Rate (a rate per annum equal to 8.80% on its Scheduled Notional Balance: $162,500,000.00 for pmt from
             Nov 15, 2001 thru Sep 15, 2002: $112,500,000.00 from Oct 15,
             2002 thru Mar 15,2003: $75,000,000.00 from Apr 15,2003 thru
             Sep 15, 2003: $62,500,000.00 from Oct 15, 2003 thru Mar 15, 2004,
             and 0 thereafter.                                                       8.80%
                                                                                     -----
        (n)  Class A-IO Interest                                                                 $ 1,191,666.67
                                                                                                 --------------


* If the purchase option is not exercised pursuant to Section 8.06 of the Pooling and Servicing Agreement, the Class A-5 Pass-Through Rate shall increase to 6.69%, or the Adjusted Net WAC Cap Rate, if less.

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
                               MONTHLY REPORT:                     November 2001
                                                        Payment Date: 12/17/2001
                                                         Trust Account: 33395940
                                                   Cusip# 20847T BC4 BD2 BE0 BF7
                                                         BG5 BH3 BJ9 BK6 BL4 BM2
                               Page 2

      7 Amount applied to Unpaid Class A Interest Carry Forward Amount                           $         0.00
                                                                                                 --------------

      8 Remaining Unpaid Class A Interest Carry Forward Amount                                   $         0.00
                                                                                                 --------------

      9 Amount applied to Unpaid Class A-IO Interest Carry Forward Amount                        $         0.00
                                                                                                 --------------

     10 Remaining Unpaid Class A-IO Interest Carry Forward Amount                                $         0.00
                                                                                                 --------------

Class M-1 Certificates

     11 Amount Available less all preceding distributions                                        $ 9,261,216.22
                                                                                                 --------------

     12 Class M-1 Principal Balance                                                              $38,500,000.00
                                                                                                 --------------

     13 Class M-1 Current Interest

        (a)  Class M-1 Pass-Through Rate (the least of (i) one-month LIBOR plus 1.35% per annum, (ii) the Adjusted Net WAC Cap Rate, and
             (iii) 15.00% per annum)                                              3.43000%
                                                                                  --------
        (b)  Class M-1 Interest                                                                  $   117,382.22
                                                                                                 --------------

     14 Amount applied to Unpaid Class M-1 Interest Carry Forward Amount                         $         0.00
                                                                                                 --------------

     15 Remaining Unpaid Class M-1 Interest Carry Forward Amount                                 $         0.00
                                                                                                 --------------

Class M-2 Certificates

     16 Amount Available less all preceding distributions                                        $ 9,143,834.00
                                                                                                 --------------

     17 Class M-2 Principal Balance                                                              $27,500,000.00
                                                                                                 --------------

     18 Class M-2 Current Interest

        (a)  Class M-2 Pass-Through Rate (the least of (i) one-month LIBOR plus 1.75% per annum, (ii) the Adjusted Net WAC Cap Rate, and
             (iii) 15.00% per annum)                                              3.83000%
                                                                                  --------
        Class M-2 Interest                                                                       $    93,622.22
                                                                                                 --------------

     19 Amount applied to Unpaid Class M-2 Interest Shortfall                                    $         0.00
                                                                                                 --------------

     20 Remaining Unpaid Class M-2 Interest Carry Forward Amount                                 $         0.00
                                                                                                 --------------

Class B-1 Certificates

     21 Amount Available less all preceding distributions                                        $ 9,050,211.78
                                                                                                 --------------

     22 Class B-1 Principal Balance                                                              $22,000,000.00
                                                                                                 --------------

     23 Current Interest

        (a)  Class B-1 Pass-Through Rate (the least of (i) one-month LIBOR plus 2.50% per annum, (ii) the Adjusted Net WAC Cap Rate, and
             (iii) 15.00% per annum)                                              4.58000%
                                                                                  --------
        (b)  Class B-1 Interest                                                                  $    89,564.44
                                                                                                 --------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
                               MONTHLY REPORT:                     November 2001
                                                        Payment Date: 12/17/2001
                                                         Trust Account: 33395940
                                                   Cusip# 20847T BC4 BD2 BE0 BF7
                                                         BG5 BH3 BJ9 BK6 BL4 BM2
                               Page 3

     24 Amount applied to Unpaid Class B-1 Interest Shortfall                                    $          0.00
                                                                                                 ---------------

     25 Remaining Unpaid Class B-1 Interest Shortfall                                            $          0.00
                                                                                                 ---------------

Class B-2 Certificates

     26  Amount Available less all preceding distributions                                       $  8,960,647.34
                                                                                                 ---------------

     27 Class B-2 Principal Balance                                                              $ 11,000,000.00
                                                                                                 ---------------

     28 Current Interest

        (a)  Class B-2 Pass-Through Rate  (9.44%, or the Adjusted
             Net WAC Cap Rate, if less                                               9.44%
                                                                                     -----
        (b)  Class B-2 Interest                                                                  $     86,533.33
                                                                                                 ---------------

     29 Amount applied to Unpaid Class B-2 Interest Shortfall                                    $          0.00
                                                                                                 ---------------

     30 Remaining Unpaid Class B-2 Interest Shortfall                                            $          0.00
                                                                                                 ---------------

Principal

     31 Trigger Event:
        (a)  Average Sixty-Day Delinquency Ratio Test

             (i)   Sixty-Day Delinquency Ratio for current Payment Date                                    0.11%
                                                                                                 ---------------
             (ii)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months
                   may not exceed 38% of the Senior Enhancement Percentage)                                0.05%
                                                                                                 ---------------
             (iii) 38% of Senior Enhancement Percentage                                                   6.916%
                                                                                                 ---------------

        (b)  Cumulative Realized Losses Test

             (i)   Cumulative Realized Losses for current Payment Date                           $          0.00
                                                                                                 ---------------
             (ii)  Cumulative Realized Losses Ratio
                   (Losses as a percentage of Cut-off Date Principal: 4.75%
                   from November 2004 to October 2005, 5.75% from November
                   2005 to October 2006, 6.25% from November 2006 to October
                   2007, and 6.50% thereafter)                                                             0.00%
                                                                                                 ---------------

     32 Senior Enhancement Percentage                                                               18.20039607%
                                                                                                 ---------------
        (a)  Numerator                                                                           $ 99,000,000.00
                                                                                                 ---------------
        (b)  Denominator                                                                         $543,944,206.62
                                                                                                 ---------------

A.      Prior to the Stepdown Date and where no Trigger Event is in Effect:

Class A Certificates

     33 Amount Available less all preceding distributions                                        $  8,874,114.01
                                                                                                 ---------------

     34 Class A Principal Distribution:
        (a)  Class A-1a                                                                          $  5,331,001.68
                                                                                                 ---------------
        (b)  Class A-1b                                                                          $  1,689,401.94
                                                                                                 ---------------
        (c)  Class A-2                                                                           $          0.00
                                                                                                 ---------------
        (d)  Class A-3                                                                           $          0.00
                                                                                                 ---------------
        (e)  Class A-4                                                                           $          0.00
                                                                                                 ---------------
        (f)  Class A-5                                                                           $          0.00
                                                                                                 ---------------


                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
                               MONTHLY REPORT:                     November 2001
                                                        Payment Date: 12/17/2001
                                                         Trust Account: 33395940
                                                   Cusip# 20847T BC4 BD2 BE0 BF7
                                                         BG5 BH3 BJ9 BK6 BL4 BM2
                               Page 4

     35 Class A Principal Balance:
        (a)  Class A-1a Principal Balance                                                        $132,070,481.42
                                                                                                 ---------------
        (b)  Class A-1b Principal Balance                                                        $ 41,853,321.58
                                                                                                 ---------------
        (c)  Class A-2 Principal Balance                                                         $ 57,000,000.00
                                                                                                 ---------------
        (d)  Class A-3 Principal Balance                                                         $ 96,000,000.00
                                                                                                 ---------------
        (e)  Class A-4 Principal Balance                                                         $ 49,500,000.00
                                                                                                 ---------------
        (f)  Class A-5 Principal Balance                                                         $ 61,500,000.00
                                                                                                 ---------------

Class M-1 Certificates

     36 Amount Available less all preceding distributions                                        $  1,853,710.39
                                                                                                 ---------------

     37 Class M-1 principal distribution                                                         $          0.00
                                                                                                 ---------------

     38 Class M-1 Principal Balance                                                              $ 38,500,000.00
                                                                                                 ---------------

Class M-2 Certificates

     39 Amount Available less all preceding distributions                                        $  1,853,710.39
                                                                                                 ---------------

     40 Class M-2 principal distribution                                                         $          0.00
                                                                                                 ---------------

     41 Class M-2 Principal Balance                                                              $ 27,500,000.00
                                                                                                 ---------------

Class B-1 Certificates

     42 Amount Available less all preceding distributions                                        $  1,853,710.39
                                                                                                 ---------------

     43 Class B-1 principal distribution                                                         $          0.00
                                                                                                 ---------------

     44 Class B-1 Principal Balance                                                              $ 22,000,000.00
                                                                                                 ---------------

Class B-2 Certificates

     45 Amount Available less all preceding distributions                                        $  1,853,710.39
                                                                                                 ---------------

     46 Class B-2 principal distribution                                                         $          0.00
                                                                                                 ---------------

     47 Class B-2 Principal Balance                                                              $ 11,000,000.00
                                                                                                 ---------------

B Principal Distributions after the Stepdown Date and so long as a Trigger Event is not then in effect (stepdown date means the later of the Payment Date in November 2004):

Class A Certificates

     48 Amount Available less all preceding distributions                                        $  1,853,710.39
                                                                                                 ---------------

     49 Class A Formula Principal Distribution Amount:
        (a)  Class A-1a                                                                          $          0.00
                                                                                                 ---------------
        (b)  Class A-1b                                                                          $          0.00
                                                                                                 ---------------
        (c)  Class A-2                                                                           $          0.00
                                                                                                 ---------------
        (d)  Class A-3                                                                           $          0.00
                                                                                                 ---------------
        (e)  Class A-4                                                                           $          0.00
                                                                                                 ---------------
        (f)  Class A-5                                                                           $          0.00
                                                                                                 ---------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
                               MONTHLY REPORT:                     November 2001
                                                        Payment Date: 12/17/2001
                                                         Trust Account: 33395940
                                                   Cusip# 20847T BC4 BD2 BE0 BF7
                                                         BG5 BH3 BJ9 BK6 BL4 BM2
                               Page 5

     50 Class A Formula Principal Balance Amount:
        (a)  Class A-1a Principal Balance                                                        $132,070,481.42
                                                                                                 ---------------
        (b)  Class A-1b Principal Balance                                                        $ 41,853,321.58
                                                                                                 ---------------
        (c)  Class A-2 Principal Balance                                                         $ 57,000,000.00
                                                                                                 ---------------
        (d)  Class A-3 Principal Balance                                                         $ 96,000,000.00
                                                                                                 ---------------
        (e)  Class A-4 Principal Balance                                                         $ 49,500,000.00
                                                                                                 ---------------
        (f)  Class A-5 Principal Balance                                                         $ 61,500,000.00
                                                                                                 ---------------

Class M-1 Certificates

     51 Amount Available less all preceding distributions                                        $  1,853,710.39
                                                                                                 ---------------

     52 Class M-1 Formula Principal Distribution Amount                                          $          0.00
                                                                                                 ---------------

     53 Class M-1 Principal Balance                                                              $ 38,500,000.00
                                                                                                 ---------------

Class M-2 Certificates

     54 Amount Available less all preceding distributions                                        $  1,853,710.39
                                                                                                 ---------------

     55 Class M-2 Formula Principal Distribution Amount                                          $          0.00
                                                                                                 ---------------

     56 Class M-2 Principal Balance                                                              $ 27,500,000.00
                                                                                                 ---------------

Class B-1 Certificates

     57 Amount Available less all preceding distributions                                        $  1,853,710.39
                                                                                                 ---------------

     58 Class B-1 Formula Principal Distribution Amount                                          $          0.00
                                                                                                 ---------------

     59 Class B-1 Principal Balance                                                              $ 22,000,000.00
                                                                                                 ---------------

Excess Cashflows

     60 Overcollateralization Increase Amount                                                    $          0.00
                                                                                                 ---------------
        (a)  Target OC amount                                                                    $  6,875,000.00
                                                                                                 ---------------

     61 Unpaid Class A Interest Carry Forward Amount                                             $          0.00
                                                                                                 ---------------

     62 Unpaid Class M-1 Interest Carry Forward Amount                                           $          0.00
                                                                                                 ---------------

     63 Unpaid Class M-1 Realized Loss Interest Amount and Unpaid
        Class M-1 Realized Loss Amount                                                           $          0.00
                                                                                                 ---------------

     64 Unpaid Class M-2 Interest Carry Forward Amount                                           $          0.00
                                                                                                 ---------------

     65 Unpaid Class M-2 Realized Loss Interest Amount and Unpaid
        Class M-2 Realized Loss Amount                                                           $          0.00
                                                                                                 ---------------

     66 Unpaid Class B-1 Interest Carry Forward Amount                                           $          0.00
                                                                                                 ---------------

     67 Unpaid Class B-1 Realized Loss Interest Amount and Unpaid
        Class B-1 Realized Loss Amount                                                           $          0.00
                                                                                                 ---------------

     68 Unpaid Class B-2 Interest Carry Forward Amount                                           $          0.00
                                                                                                 ---------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
                               MONTHLY REPORT:                     November 2001
                                                        Payment Date: 12/17/2001
                                                         Trust Account: 33395940
                                                   Cusip# 20847T BC4 BD2 BE0 BF7
                                                         BG5 BH3 BJ9 BK6 BL4 BM2
                               Page 6

     69 Unpaid Class B-2 Realized Loss Interest Amount and Unpaid
        Class B-2 Realized Loss Amount                                                           $          0.00
                                                                                                 ---------------

     70 Shortfall Amounts Deposited in Basis Risk Reserve Fund

        (a)  Unpaid Class A Basis Risk Carry-over Shortfall                                      $          0.00
                                                                                                 ---------------
        (b)  Unpaid Class M-1 Basis Risk Carry-over Shortfall                                    $          0.00
                                                                                                 ---------------
        (c)  Unpaid Class M-2 Basis Risk Carry-over Shortfall                                    $          0.00
                                                                                                 ---------------
        (d)  Unpaid Class B-1 Basis Risk Carry-over Shortfall                                    $          0.00
                                                                                                 ---------------
        (e)  Unpaid Class B-2 Basis Risk Carry-over Shortfall                                    $          0.00
                                                                                                 ---------------

Class A, Class A-IO, Class M and Class B Certificates

     71 Basis Risk Reserve Fund Shortfalls Deposited                                             $          0.00
                                                                                                 ---------------

     72 Pool Scheduled Principal Balance                                                         $536,923,803.00
                                                                                                 ---------------

     73 Pool Certificate Principal Balance                                                       $536,923,803.00
                                                                                                 ---------------
        (a)  Overcollateralized amount                                                           $          0.00
                                                                                                 ---------------

     74 Pool Factor                                                                                   0.97622510
                                                                                                 ---------------

     75 Note Pool Factor

        (a)  Class A-1a                                                                               0.93007381
                                                                                                 ---------------
        (b)  Class A-1b                                                                               0.93007381
                                                                                                 ---------------
        (c)  Class A-2                                                                                1.00000000
                                                                                                 ---------------
        (d)  Class A-3                                                                                1.00000000
                                                                                                 ---------------
        (e)  Class A-4                                                                                1.00000000
                                                                                                 ---------------
        (g)  Class A-5                                                                                1.00000000
                                                                                                 ---------------
        (h)  Class M-1                                                                                1.00000000
                                                                                                 ---------------
        (i)  Class M-2                                                                                1.00000000
                                                                                                 ---------------
        (j)  Class B-1                                                                                1.00000000
                                                                                                 ---------------
        (k)  Class B-2                                                                                1.00000000
                                                                                                 ---------------

     76 Loans Delinquent:

        (a)  30 - 59 days                         4,980,042.68          72
                                        ----------------------      -----------
        (b)  60 - 89 days                           501,794.76          10
                                        ----------------------      -----------
        (c)  90 or more days                              0.00           0
                                        ----------------------      -----------

     77 Principal Balance of Defaulted Loans                                                     $     66,316.42
                                                                                                 ---------------

     78 Principal Balance of Loans with Extensions                                               $    238,441.52
                                                                                                 ---------------

     79 Number of Liquidated Loans and Net Liquidation Loss                              0       $          0.00
                                                                                 ---------       ---------------

     80 Number of Loans Remaining                                                                      7,172
                                                                                                 ---------------

     81 Pre-Funded Amount                                                                        $          0.00
                                                                                                 ---------------

     82 Reimbursement of Class C Certificateholder expenses                                      $          0.00
                                                                                                 ---------------

Class B-3I Certificate

     83 Class B-3I Formula Distribution Amount less lines 5, 70 and 71                           $  1,853,710.39
                                                                                                 ---------------

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 973-5800 with any questions regarding this Statement or your Distribution.